UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22020

Morgan Stanley FX Series Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley FX Series Funds performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended October 31, 2008

Morgan Stanley FX Series Funds

Letter to the Shareholders

October 31, 2008

Turmoil in all financial markets characterized the past 12 months, and volatility in the currency market persisted throughout the period. Five major themes, discussed below, emerged during the period.

First, risk aversion has driven increased demand for the U.S. dollar, the Swiss franc and the Japanese yen. Global deleveraging led investors to sell risky assets in favor of these high quality, liquid assets, reversing a multi-year downtrend in the U.S. dollar. The U.S. dollar Trade Weighted Index strengthened over 14 percent in the period, while the "safe haven" Swiss franc strengthened against all major currencies except the U.S. dollar and the yen. The Japanese Yen gained 27 percent on a trade weighted basis, and over 14 percent against the dollar. The yen benefited from significant global short covering as investors bought back the currency they had used to finance various carry trades.

Second, currency market liquidity was negatively affected by banks' actions. Banks reduced their participation in market-making activities in order to limit their counterparty and other risk exposures. The ultimate effect was a significant decrease in currency market liquidity, which reached extreme levels in the case of the Indonesian Rupee, the Russian Ruble, and the Turkish Lira.

The reduction in liquidity, coupled with enormous trading by investors seeking to move out of more volatile currencies and into "safe haven" currencies, led to skyrocketing currency volatility. Currency market volatility even exceeded levels seen during the 1997-1998 Asian currency crisis.

The currency market was also greatly impacted during the 12-month period by huge swings in the commodities market. Two of the currencies most affected were the Australian and Canadian Dollars, as both economies are driven by raw material exports. These currencies initially benefited from a major rally in commodities, but the worldwide slump in commodity prices late in the period triggered waves of selling that pushed the currencies steeply lower. As a result, Australia and Canada experienced enormous swings in the value of their currencies as the demand for their currencies soared and then plummeted.

Finally, since the beginning of the year, Europe's central banks shifted priorities. Initially, both the Bank of England (BoE) and the European Central Bank (ECB) criticized the U.S. Federal Reserve for its aggressive injections of liquidity that could stoke inflation, and affirmed that they remained solely focused on combating inflation. However, they changed their posture in the final months of the period as it became clear that European economies were not immune to the economic slowdown. Both the ECB and the BoE cut rates, further fueling the rapid rise of the U.S. dollar.

The FX Alpha Strategy Portfolio

Total Return for the 12 Months Ended October 31, 2008+
Class A	Class C	Class I++	LIBOR Index[1]
0.59%	0.04%	0.82%	3.08%

+  Share classes listed above represent classes with the full 12 month period total returns to report. Class R and Class W shares commenced operations on March 31, 2008 and therefore are not listed on the table above.

++  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Portfolio's share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Class A, C and I shares of The FX Alpha Strategy Portfolio underperformed the LIBOR (London Interbank Offered Rate) Index for the 12 months ended October 31, 2008, assuming no deduction of applicable sales charges.

During the 12-month period, the largest detractors from the Portfolio's returns included its exposure to the Indonesian Rupee, the Russian Ruble and the Turkish Lira, as these currencies declined due to a global increase in risk aversion. The largest contributors were the Portfolio's exposure to the Singaporean Dollar, as well as the Mexican Peso. In addition, exposure to the Canadian Dollar proved beneficial to performance, due to high relative yields and currency appreciation resulting from high demand for Canadian commodity exports over most of the period.

The Portfolio will attempt to target an estimated Value at Risk ("VaR") of 2.50 percent although there is no guarantee the target will be achieved. Accordingly, we seek to manage the currency transactions so that, under normal market conditions with a confidence level of 95 percent, the portion of the portfolio invested in currency transactions should not lose more than 2.50 percent of its net asset value in a given 12-month period. This goal was achieved for the period.

In volatile markets it is important to remember that as a result of our risk-controlled strategy, the Portfolio may contain scaled down or zero positions in highly volatile currencies, helping to insulate the Portfolio against extreme market moves. In addition, over the past 12 months, we executed two defensive stop-outs (on February 20th and September 4th). At those times, all of the Portfolio's positions were liquidated and optimized positions were re-established the following week.

Our long-term strategy remains consistent over the market cycle in the sense that we target the same factors regardless of the macro or market environments. Our models determine the optimal allocation to currency pairs based on the outputs of our analysis. While the composition of the Portfolio will change over the market cycle, our strategy remains consistent.

There is no guarantee that the strategy discussed above will continue to perform as discussed herein or the securities discussed above will be held by the Portfolio in the future.

The FX Alpha Plus Strategy Portfolio

Total Return for the 12 Months Ended October 31, 2008+
Class A	Class C	Class I++	LIBOR Index[1]
–1.98%	–2.71%	–1.58%	3.08%

+  Share classes listed above represent classes with the full 12 month period total returns to report. Class R and Class W shares commenced operations on March 31, 2008 and therefore are not listed on the table above.

++  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Portfolio's share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Class A, C and I shares of The FX Alpha Plus Strategy Portfolio underperformed the LIBOR (London Interbank Offered Rate) Index for the 12 months ended October 31, 2008, assuming no deduction of applicable sales charges.

During the 12-month period, the largest detractors from the Portfolio's returns included its exposure to the Indonesian Rupee, the Russian Ruble and the Turkish Lira, as these currencies declined following an increase in global risk aversion. The largest contributors were the Portfolio's exposure to the Singaporean Dollar, as well as the Mexican Peso. In addition, exposure to the Canadian Dollar proved beneficial to performance, due to high relative yields and currency appreciation resulting from high demand for Canadian commodity exports over most of the period.

The Portfolio will attempt to target an estimated Value at Risk ("VaR") of 6.00 percent although there is no guarantee the target will be achieved. Accordingly, we seek to manage the currency transactions so that, under normal market conditions with a confidence level of 95 percent, the portion of the portfolio invested in currency transactions should not lose more than 6.00 percent of its net asset value in a given 12-month period. This goal was achieved for the 12-month period.

In volatile markets it is important to remember that as a result of our risk-controlled strategy, the Portfolio may contain scaled down or zero positions in highly volatile currencies, helping to insulate the Portfolio against extreme market moves. In addition, over the past 12 months, we executed two defensive stop-outs (on February 20th and September 4th). At those times, all of the Portfolio's positions were liquidated and optimized positions were re-established the following week.

Our long-term strategy remains consistent over the market cycle in the sense that we target the same factors regardless of the macro or market environment. Our models determine the optimal allocation to currency pairs based on the outputs of our analysis. While the composition of the Portfolio will change over the market cycle, our strategy remains consistent.

There is no guarantee that the strategy discussed above will continue to perform as discussed herein or the securities discussed above will be held by the Portfolio in the future.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

The FX Alpha Strategy Portfolio

Performance of $10,000 Investment
Since Inception

Average Annual Total Returns—Period Ended October 31, 2008
Symbol	Class A Shares* (since 08/15/07) FXAAX	Class C Shares† (since 08/15/07) FXACX	Class I Shares†† (since 08/15/07) FXADX	Class R Shares# (since 03/31/08) FXARX	Class W Shares## (since 03/31/08) FXAWX
1 Year	0.59%[2] (1.68)[3]	0.04%[2] (0.70)[3]	0.82%[2] —	— —	— —
Since Inception	(0.69)[2] (1.18)[3]	0.14[2] 0.14[3]	0.89[2] —	(0.02)%[2] —	0.05[2] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns for periods less than one year are not annualized. Performance for Class A, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Portfolio's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 2.25%.

†  The maximum contingent deferred sales charge for Class C is 0.75% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  LIBOR stands for London Interbank Offered Rate and is the interest rate, fixed daily, at which international banks charge each other to borrow funds in the London interbank market. LIBOR is frequently used as the base for resetting rates on floating-rate securities. The LIBOR overnight (O/N) rate is most widely used as a short term benchmark and represents the rate for balances held from one day until the next business day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(3)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Portfolio's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2008.

The FX Alpha Plus Strategy Portfolio

Performance of $10,000 Investment
Since Inception

Average Annual Total Returns—Period Ended October 31, 2008
Symbol	Class A Shares* (since 08/15/07) FXPAX	Class C Shares† (since 08/15/07) FXPCX	Class I Shares†† (since 08/15/07) FXPDX	Class R Shares# (since 03/31/08) FXPRX	Class W Shares## (since 03/31/08) FXPWX
1 Year	(1.98)%[2] (5.90)[3]	(2.71)%[2] (3.67)[3]	(1.58)%[2] —	— —	— —
Since Inception	(2.29)[2] (5.52)[3]	(3.05)[2] (3.05)[3]	(1.87)[2] —	(1.55)%[2] —	(1.44)[2] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns for periods less than one year are not annualized. Performance for Class A, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Portfolio's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.00%.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  LIBOR stands for London Interbank Offered Rate and is the interest rate, fixed daily, at which international banks charge each other to borrow funds in the London interbank market. LIBOR is frequently used as the base for resetting rates on floating-rate securities. The LIBOR overnight (O/N) rate is most widely used as a short term benchmark and represents the rate for balances held from one day until the next business day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(3)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Portfolio's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/08 – 10/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The FX Alpha Strategy Portfolio

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/08	10/31/08	05/01/08 – 10/31/08
Class A
Actual (0.37% return)	$1,000.00	$1,003.70	$5.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84
Class C
Actual (0.11% return)	$1,000.00	$1,001.10	$8.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.84	$8.36
Class I@@
Actual (0.46% return)	$1,000.00	$1,004.60	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.61	$4.57
Class R@@@
Actual (0.18% return)	$1,000.00	$1,001.80	$6.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.75
Class W@@@
Actual (0.25% return)	$1,000.00	$1,002.50	$6.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.10	$6.09

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.15%, 1.65%, 0.90%, 1.33% and 1.20% for Class A, Class C, Class I, Class R and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.45%, 1.95%, 1.20%, 1.63% and 1.50% for Class A, Class C, Class I, Class R and Class W shares, respectively.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

@@@  Shares were first issued on March 31, 2008.

The FX Alpha Plus Strategy Portfolio

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/08	10/31/08	05/01/08 – 10/31/08
Class A
Actual (–0.57% return)	$1,000.00	$994.30	$8.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.94	$8.26
Class C
Actual (–0.87% return)	$1,000.00	$991.30	$11.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.17	$12.04
Class I @@
Actual (–0.41% return)	$1,000.00	$995.90	$6.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$7.00
Class R @@@
Actual (–0.63% return)	$1,000.00	$993.70	$9.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.04	$9.17
Class W @@@
Actual (–0.63% return)	$1,000.00	$993.70	$8.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.52

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.63%, 2.38%, 1.38%, 1.81% and 1.68% for Class A, Class C, Class I, Class R and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.75%, 2.50%, 1.50%, 1.93% and 1.80% for Class A, Class C, Class I, Class R and Class W shares, respectively.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

@@@  Shares were first issued on March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management and investment research. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio's performance since August 15, 2007, the date of each Portfolio's inception, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), as well as a report provided by the Portfolios' management team comparing funds selected by management. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. The Board concluded that the FX Alpha Strategy performance was competitive with that of its performance peer group and those funds selected by management, and that the FX Alpha Plus Strategy was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to the Portfolios.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the "management fee") rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group") and by Portfolio management, managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports and report provided by Portfolio management. The Board concluded that the Portfolio's management fee rate and total expense ratio for the FX Alpha Strategy were competitive with those of its expense peer group and the group selected by Portfolio management. The Board concluded that the Portfolio's management fee rate and total expense ratio for the FX Alpha Plus Strategy were acceptable given the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board also reviewed the level of each Portfolio's management fee and concluded that the fee, compared to the Portfolio's expense peer group, was sufficiently low, and there is a cap in the total expense ratio of each Portfolio, so that, in effect, economies of scale were built into the management fee structure.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Portfolios ("soft dollars"). Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios' Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Portfolios' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

The FX Alpha Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008

NUMBER OF SHARES (000)			VALUE
	Short-Term Investments (a) (101.6%)
	Investment Company
47,065	Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class (Cost $47,065,159)		$47,065,159
5,199	Morgan Stanley Institutional Liquidity Funds–Treasury Portfolio – Institutional Class (Cost $5,198,629)		5,198,629
	Total Investment (Cost $52,263,788) (b)	101.6%	52,263,788
	Liabilities in excess of other Assets	(1.6)	(811,540)
	Net Assets	100.0%	$51,452,248

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds.

  (b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Forward Foreign Currency Contracts Open at October 31, 2008:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	2,020,124		$1,301,838	11/07/08	$(39,199)
	$438,457	CHF	508,458	11/07/08	(33)
EUR	1,032,785		$1,295,548	11/07/08	(20,101)
	$47,464	GBP	29,571	11/07/08	91
	$489,134	HUF	102,497,210	11/07/08	13,546
	$104,012	MXN	1,392,808	11/07/08	3,947
NOK	339,995		$50,647	11/07/08	200
SEK	1,494,274		$186,323	11/07/08	(6,158)
SEK	2,635,385		$339,430	11/07/08	(39)
	$2,744	TRY	4,291	11/07/08	29
ZAR	3,725,820		$351,923	11/07/08	(28,350)
CAD	828,371		$658,653	11/07/08	(28,416)
	$1,982,969	CHF	2,273,970	11/07/08	(22,211)
CZK	296,661		$15,857	11/07/08	95
EUR	2,760,363		$3,540,097	11/07/08	23,711
ILS	88,310		$23,541	11/07/08	(222)
	$444,209	JPY	43,003,229	11/07/08	(7,650)
	$405,528	MXN	5,230,905	11/07/08	(71)
	$1,110,022	NZD	1,927,456	11/07/08	11,414
PLN	630,338		$223,592	11/07/08	(4,053)
SKK	503,365		$21,150	11/07/08	92
	$1,318,814	TRY	2,003,278	11/07/08	(24,146)
ZAR	1,390,855		$136,818	11/07/08	(5,138)
	$140	BRL	288	11/19/08	(8)

See Notes to Financial Statements

The FX Alpha Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008 continued

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$3,763	BRL	8,204	11/19/08	$(7)
	$1,573	BRL	3,727	11/19/08	134
CLP	2,149,048		$3,322	11/19/08	125
CLP	90,318		$133	11/19/08	(1)
	$4,673	IDR	46,240,658	11/19/08	(451)
	$2,264,149	IDR	22,098,097,893	11/19/08	(246,539)
	$5,188	IDR	51,253,675	11/19/08	(508)
	$2,495,225	IDR	25,064,531,654	11/19/08	(206,773)
	$47,435	IDR	473,874,807	11/19/08	(4,169)
	$247,257	IDR	2,513,367,180	11/19/08	(17,780)
	$212,785	IDR	2,517,907,408	11/19/08	17,106
KRW	13,284,511		$10,645	11/19/08	313
KRW	610,100,908		$451,158	11/19/08	(23,310)
KRW	28,229,896		$21,582	11/19/08	(372)
KRW	24,631,485		$17,407	11/19/08	(1,748)
KRW	249,630		$171	11/19/08	(23)
KRW	2,720,151		$1,905	11/19/08	(211)
PHP	18,491,654		$385,645	11/19/08	7,954
PHP	543,242		$11,451	11/19/08	355
PHP	327,575		$6,591	11/19/08	(100)
PHP	22,832		$452	11/19/08	(15)
PHP	7,148		$140	11/19/08	(6)
PHP	57,784		$1,150	11/19/08	(30)
	$84,933	RUB	2,234,577	11/19/08	(4,238)
	$48,891	RUB	1,287,299	11/19/08	(2,404)
	$138,007	RUB	3,871,099	11/19/08	1,785
	$1,883	RUB	53,564	11/19/08	52
SGD	235,791		$160,960	11/19/08	1,886
SGD	3,770,300		$2,573,759	11/19/08	30,155
SGD	108,571		$74,116	11/19/08	870
SGD	2,194,168		$1,494,359	11/19/08	14,080
SGD	2,055,650		$1,388,577	11/19/08	1,749
SGD	5,325		$3,609	11/19/08	17
SGD	184,659		$123,372	11/19/08	(1,207)
SGD	11,184		$7,440	11/19/08	(105)
SGD	3,510		$2,325	11/19/08	(43)
TWD	43,904,534		$1,354,242	11/19/08	19,277
TWD	192,906		$5,966	11/19/08	101
TWD	468,144		$14,534	11/19/08	300
TWD	23,180,429		$719,442	11/19/08	14,616
TWD	24,139,498		$738,889	11/19/08	4,901
TWD	2,280,280		$70,904	11/19/08	1,570
TWD	144,614		$4,309	11/19/08	(88)
TWD	52,079		$1,545	11/19/08	(38)

See Notes to Financial Statements

The FX Alpha Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008 continued

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
TWD	133,780		$4,011	11/19/08	$(56)
CLP	6,625,602		$11,078	11/19/08	1,223
	$180,388	COP	431,118,533	11/19/08	(282)
	$4,755,806	RUB	125,505,718	11/19/08	(223,583)
	$297,251	RUB	7,807,287	11/19/08	(15,316)
	$8,992	RUB	245,648	11/19/08	(121)
	$172,561	RUB	4,652,234	11/19/08	(4,561)
	$1,513	IDR	15,432,612	11/19/08	(104)
	$65,119	IDR	689,932,269	11/19/08	(2,126)
	$6,612	IDR	72,730,915	11/19/08	29
	$1,552	IDR	18,773,484	11/19/08	163
KRW	799,405		$563	11/19/08	(59)
	$4,665	RUB	132,823	11/19/08	131
TWD	39,650		$1,225	11/19/08	20
TWD	22,815,383		$707,234	11/19/08	13,508
TWD	62,845		$1,933	11/19/08	22
TWD	24,139,498		$738,663	11/19/08	4,675
				Net Unrealized Depreciation	$(751,927)

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

GBP  British Pound.

CAD  Canadian Dollar.

CLP  Chilean Peso.

COP  Colombian Peso.

CZK  Czech Koruna.

EUR  Euro.

HUF  Hungarian Forint.

IDR  Indonesian Rupiah.

ILS  Israeli Shekel.

JPY  Japanese Yen.

MXN  Mexican Peso.

TWD  Taiwan Dollar.

NZD  New Zealand Dollar.

NOK  Norwegian Krone.

PHP  Philippines Peso.

PLN  Polish Zloty.

RUB  Russian Ruble.

SGD  Singapore Dollar.

SKK  Slovakia Koruna.

ZAR  South African Rand.

KRW  South Korean Won.

SEK  Swedish Krona.

CHF  Swiss Franc.

TRY  New Turkish Lira.

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008

NUMBER OF SHARES (000)			VALUE
	Short-Term Investments (a) (105.3%)
	Investment Company
146,621	Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio – Institutional Class (Cost $146,621,225)		$146,621,225
16,315	Morgan Stanley Institutional Liquidity Funds–Treasury Portfolio – Institutional Class (Cost $16,314,670)		16,314,670
	Total Investment (Cost $162,935,895) (b)	105.3%	162,935,895
	Liabilities in excess of other Assets	(5.3)	(8,147,115)
	Net Assets	100.0%	$154,788,780

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds.

  (b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Forward Foreign Currency Contracts Open at October 31, 2008:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	15,097,364		$9,729,194	11/07/08	$(293,020)
	$3,265,904	CHF	3,787,319	11/07/08	(242)
	$6,282	CHF	7,294	11/07/08	8
EUR	7,707,327		$9,668,241	11/07/08	(150,010)
	$353,677	GBP	220,346	11/07/08	679
	$3,655,534	HUF	766,010,862	11/07/08	101,239
	$814,339	MXN	10,904,610	11/07/08	30,898
NOK	2,533,406		$377,384	11/07/08	1,489
SEK	11,147,574		$1,390,007	11/07/08	(45,937)
SEK	19,709,040		$2,538,471	11/07/08	(294)
SEK	6,288		$810	11/07/08	(0)
SKK	3,749,439		$157,539	11/07/08	682
	$2,487	TRY	3,888	11/07/08	26
ZAR	27,830,137		$2,628,704	11/07/08	(211,759)
ZAR	9,550		$893	11/07/08	(81)
CAD	6,190,807		$4,922,422	11/07/08	(212,365)
	$14,824,340	CHF	16,999,812	11/07/08	(166,044)
CZK	2,209,740		$118,111	11/07/08	711
EUR	20,640,690		$26,471,169	11/07/08	177,296
ILS	657,800		$175,348	11/07/08	(1,654)
	$3,319,789	JPY	321,383,751	11/07/08	(57,175)
	$2,992,289	MXN	38,597,542	11/07/08	(522)
	$8,295,729	NZD	14,404,809	11/07/08	85,299

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008 continued

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
PLN	4,709,029		$1,670,372	11/07/08	$(30,277)
	$9,881,276	TRY	15,009,658	11/07/08	(180,916)
ZAR	10,401,086		$1,023,155	11/07/08	(38,424)
	$9,119	BRL	18,739	11/19/08	(538)
	$4,725	BRL	11,199	11/19/08	(50)
	$28,168	BRL	61,406	11/19/08	403
CLP	10,896,428		$16,841	11/19/08	635
	$17,723,506	IDR	172,981,421,257	11/19/08	(1,929,879)
	$18,257,382	IDR	183,395,405,028	11/19/08	(1,512,933)
	$26,320	IDR	265,959,940	11/19/08	(2,037)
	$160,649	IDR	1,620,943,719	11/19/08	(12,652)
	$30,952	IDR	318,036,373	11/19/08	(1,915)
	$1,861,814	IDR	18,925,344,192	11/19/08	(133,884)
	$1,598,561	IDR	18,915,937,166	11/19/08	128,510
KRW	4,888,311,727		$3,614,813	11/19/08	(186,767)
KRW	3,817,748		$3,241	11/19/08	272
KRW	4,565,284		$3,553	11/19/08	2
KRW	163,225,130		$115,353	11/19/08	(11,585)
KRW	20,383,507		$14,274	11/19/08	(1,578)
KRW	1,782,741		$1,248	11/19/08	(138)
PHP	142,808,163		$2,978,272	11/19/08	61,430
PHP	107,082		$2,258	11/19/08	71
PHP	128,049		$2,668	11/19/08	52
PHP	1,833,217		$36,886	11/19/08	(558)
PHP	50,991		$1,015	11/19/08	(27)
PHP	433,448		$8,626	11/19/08	(227)
	$29,371	RUB	772,172	11/19/08	(1,487)
	$34,943	RUB	923,367	11/19/08	(1,599)
	$869,410	RUB	24,386,953	11/19/08	11,244
SGD	32,292,017		$22,043,837	11/19/08	258,270
SGD	15,702,723		$10,694,492	11/19/08	100,768
SGD	14,741,622		$9,957,864	11/19/08	12,539
SGD	52,402		$36,027	11/19/08	675
SGD	62,662		$42,790	11/19/08	516
SGD	1,079,169		$720,999	11/19/08	(7,055)
SGD	11,627		$7,732	11/19/08	(111)
TWD	336,323,489		$10,373,951	11/19/08	147,670
TWD	511,120		$15,873	11/19/08	332
TWD	172,852,855		$5,364,769	11/19/08	108,990
TWD	611,200		$18,888	11/19/08	303
TWD	181,767,436		$5,563,742	11/19/08	36,905
TWD	12,557,207		$390,460	11/19/08	8,645
TWD	1,005,756		$30,158	11/19/08	(424)
TWD	371,098		$11,127	11/19/08	(156)
CLP	55,068,873		$92,073	11/19/08	10,168

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Portfolio of Investments  ■  October 31, 2008 continued

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$1,341,972	COP	3,220,732,426	11/19/08	$3,534
	$36,159,720	RUB	954,255,017	11/19/08	(1,699,966)
	$2,759,519	RUB	72,478,766	11/19/08	(142,189)
	$26,805	RUB	732,319	11/19/08	(360)
	$1,299,360	RUB	35,030,744	11/19/08	(34,341)
	$333,503	IDR	3,533,462,090	11/19/08	(10,889)
	$6,299	IDR	69,284,023	11/19/08	27
TWD	170,130,763		$5,273,737	11/19/08	100,727
TWD	181,767,436		$5,562,039	11/19/08	35,203
CLP	125,555		$199	11/19/08	12
				Net Unrealized Depreciation	$(5,655,835)

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

GBP  British Pound.

CAD  Canadian Dollar.

CLP  Chilean Peso.

COP  Colombian Peso.

CZK  Czech Koruna.

EUR  Euro.

HUF  Hungarian Forint.

IDR  Indonesian Rupiah.

ILS  Israeli Shekel.

JPY  Japanese Yen.

MXN  Mexican Peso.

TRY  New Turkish Lira.

NZD  New Zealand Dollar.

NOK  Norwegian Krone.

PHP  Philippines Peso.

PLN  Polish Zloty.

RUB  Russian Ruble.

SGD  Singapore Dollar.

SKK  Slovakia Koruna.

ZAR  South African Rand.

KRW  South Korean Won.

SEK  Swedish Krona.

CHF  Swiss Franc.

TWD  Taiwan Dollar.

See Notes to Financial Statements

Morgan Stanley FX Series Funds

Financial Statements

Statement of Assets and Liabilities

October 31, 2008

	Alpha Strategy	Alpha Plus Strategy
Assets:
Investments in securities, at value (cost $52,263,788 and $162,935,895, respectively)	$52,263,788	$162,935,895
Unrealized appreciation on open forward foreign currency contracts	190,242	1,426,230
Cash (including foreign currency valued at $18,615 with a cost of $21,473)	—	62,953
Receivable for:
Dividends from affiliate	100,046	308,682
Shares of beneficial interest sold	124,862	93,272
Compensated forward foreign currency contracts	60,068	453,402
Prepaid expenses and other assets	12,458	24,503
Receivable from Adviser	33,930	—
Total Assets	52,785,394	165,304,937
Liabilities:
Unrealized depreciation on open forward foreign currency contracts	942,169	7,082,065
Payable for:
Compensated forward foreign currency contracts	170,678	1,164,614
Investment advisory fee	—	118,565
Shares of beneficial interest redeemed	98,166	2,020,779
Distribution fee	15,915	68,697
Administration fee	—	11,013
Payable to Bank	52,681	—
Accrued expenses and other payables	53,537	50,424
Total Liabilities	1,333,146	10,516,157
Net Assets	$51,452,248	$154,788,780
Composition of Net Assets:
Paid-in-capital	$51,809,118	$161,519,803
Net unrealized depreciation	(751,990)	(5,658,693)
Accumulated undistributed (Dividends in excess of) net investment income	395,120	(398)
Accumulated net realized loss	—	(1,071,932)
Net Assets	$51,452,248	$154,788,780
Class A Shares:
Net Assets	$19,658,550	$66,892,333
Shares Outstanding (unlimited authorized, $.01 par value)	658,722	2,323,185
Net Asset Value Per Share	$29.84	$28.79
Maximum Offering Price Per Share, (net asset value plus 2.30% and 4.17% of net asset value, respectively)	$30.53	$29.99
Shares:
Class C Shares:
Net Assets	$17,654,302	$61,098,461
Shares Outstanding (unlimited authorized, $.01 par value)	592,685	2,132,466
Net Asset Value Per Share	$29.79	$28.65
Class I Shares @@:
Net Assets	$13,908,686	$26,395,563
Shares Outstanding (unlimited authorized, $.01 par value)	466,036	913,491
Net Asset Value Per Share	$29.84	$28.90
Class R Shares @@@:
Net Assets	$99,978	$98,442
Shares Outstanding (unlimited authorized, $.01 par value)	3,352	3,424
Net Asset Value Per Share	$29.83	$28.75
Class W Shares @@@:
Net Assets	$130,732	$303,981
Shares Outstanding (unlimited authorized, $.01 par value)	4,382	10,569
Net Asset Value Per Share	$29.83	$28.76

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008

See Notes to Financial Statements

Morgan Stanley FX Series Funds

Financial Statements continued

Statement of Operations

For the year ended October 31, 2008

Net Investment Income:	Alpha Strategy	Alpha Plus Strategy
Income
Dividends from affiliate	$1,871,989	$4,958,996
Interest	118	1,792
Total Income	1,872,107	4,960,788
Expenses
Investment advisory fee	317,855	1,709,153
Distribution fee (Class A shares)	45,799	179,315
Distribution fee (Class C shares)	131,511	564,321
Distribution fee (Class R shares) @@@	294	295
Distribution fee (Class W shares) @@@	215	431
Professional fees	77,872	86,057
Registration fees	75,867	104,779
Offering costs	70,298	70,135
Administration fee	46,233	124,302
Shareholder reports and notices	35,525	31,265
Transfer agent fees and expenses	17,758	45,539
Custodian fees	4,412	8,126
Trustees' fees and expenses	812	1,941
Other	11,483	59,494
Total Expenses	835,934	2,985,153
Less: amounts waived/reimbursed	(56,494)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(61,624)	(175,474)
Net Expenses	717,816	2,809,679
Net Investment Income	1,154,291	2,151,109
Realized and Unrealized Loss: Realized Loss on:
Option contracts	(145,498)	(1,019,853)
Foreign exchange transactions	(201,731)	(1,010,734)
Net Realized Loss	(347,229)	(2,030,587)
Change in Unrealized Appreciation/Depreciation on:
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	(685,471)	(5,190,723)
Net Loss	(1,032,700)	(7,221,310)
Net Increase (Decrease)	$121,591	(5,070,201)

  @@@  Shares were first issued on March 31, 2008.

See Notes to Financial Statements

Morgan Stanley FX Series Funds

Financial Statements continued

Statements of Changes in Net Assets

	Alpha Strategy		Alpha Plus Strategy
	For The Year Ended October 31, 2008	For The Period August 15, 2007^ Through October 31, 2007	For The Year Ended October 31, 2008	For The Period August 15, 2007^ Through October 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$1,154,291	$56,379	$2,151,109	$118,349
Net realized loss	(347,229)	(19,467)	(2,030,587)	(61,312)
Net change in unrealized appreciation/ depreciation	(685,471)	(66,519)	(5,190,723)	(467,970)
Net Increase (Decrease)	121,591	(29,607)	(5,070,201)	(410,933)
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(220,957)	—	(822,110)	—
Class C shares	(126,627)	—	(318,083)	—
Class I shares @@	(226,040)	—	(237,960)	—
Class R shares @@@	(651)	—	(606)	—
Class W shares @@@	(727)	—	(643)	—
Paid-in-Capital	—
Class A shares	—	(2,498)	(126,589)	—
Class C shares	—	(3,192)	(109,570)	—
Class I shares @@	—	(3,810)	(44,124)	—
Class R shares @@@	—	—	(168)	—
Class W shares @@@	—	—	(168)	—
Total Dividends and Distributions	(575,002)	(9,500)	(1,660,021)	—
Net increase from transactions in shares of beneficial interest	31,112,298	20,782,468	101,912,952	59,966,983
Net Increase	30,658,887	20,743,361	95,182,730	59,556,050
Net Assets:
Beginning of period	20,793,361	50,000	59,606,050	50,000
End of Period	$51,452,248	$20,793,361	$154,788,780	$59,606,050
Accumulated Undistributed (Dividends in excess of) Net Investment Income	$395,120	$86,537	$(398)	$145,157

  ^  Commencement of operations.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008

See Notes to Financial Statements

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008

1. Organization and Accounting Policies

Morgan Stanley FX Series Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act), as a non-diversified, open-end management investment company. The Fund is a mutual fund comprised of two separate portfolios, the FX Alpha Strategy Portfolio and the FX Alpha Plus Strategy Portfolio (the "Portfolios"), each with its own distinctive investment objective, to seek total return through a combination of income and capital appreciation. The Fund was organized as a Massachusetts business trust on January 31, 2007 and commenced operations on August 15, 2007. On March 31, 2008, the Fund commenced offering Class R and Class W shares.

The Portfolios offer Class A, Class C, Class I, Class R and Class W shares. The five classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A, and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months and one year, respectively. Class I, Class R and Class W shares are not subject to a sales charge. Additionally, Class A, Class C, Class R and Class W shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee, on Class A, Class C, Class I, Class R and Class W shares which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) list options are valued at the latest price published by the commodities exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available including circumstances under which the Investment Adviser or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), an affiliate of the Investment Adviser, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

and/or procedures approved by the Trustees of the Fund; (5) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time, the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security, which the Fund purchases upon exercise of the option.

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

When the Fund purchases a call or put option, the premium paid is recorded as an investment which and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on April 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. The Fund has determined that FIN 48 did not have a material impact on the Fund's financial statements for the year ended October 31, 2008.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Offering Costs — The Investment Adviser incurred offering costs on behalf of each of the Portfolios in an amount of $62,500 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and were fully amortized as of August 14, 2008.

2. Investment Advisory/Administration Agreements and Sub-Advisory Agreements

The Investment Adviser provides investment advisory services pursuant to an investment advisory agreement (the "Investment Advisory Agreement").

Pursuant to the Investment Advisory Agreement, The FX Alpha Strategy Portfolio pays the Investment Adviser a base fee of 0.55% of the average daily net assets of the Portfolio and then applies a performance adjustment. The performance adjustment either increases or decreases the advisory fee, depending on how well the Portfolio has performed over the applicable 12-month performance period. The base fee is adjusted (i) upward if, during the most recent 12-month period, the Portfolio outperforms the U.S. Dollar London Interbank Offering Rate ("LIBOR ") plus 2.50% and (ii) adjusted downward if, during

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

the most recent 12-month period, the Portfolio underperforms LIBOR minus 2.50%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 2.50%, respectively, during the applicable period. The maximum or minimum adjustment over any 12-month period is ±0.275% of the Portfolio's average net assets over the applicable performance period. As a result, the Portfolio could pay an annualized advisory fee that ranges from 0.275% to 0.825% of the Portfolios average daily net assets. The performance adjustment for each class of shares will be based on the performance of the Class I shares. During the first 12 months of the Portfolio's operations, the advisory fee will be charged at the base fee of 0.55% of the Portfolio's average daily net assets, with no performance adjustment made. The first calculation of the performance fee will be as of the end of the 13th month and, for the first calculation and all subsequent calculations, will be based on the performance during the 12-month period ending as of that date. There was no performance adjustment accrued in the Portfolio for the fiscal year ended October 31, 2008.

The Investment Adviser has voluntarily agreed to waive the FX Alpha Strategy's total annual portfolio operating expenses (excluding the performance adjustment, distribution and/or service (12b-1) fees and brokerage fees) so that total annual portfolio operating expenses do not exceed 1.29% for Class A, 1.79% for Class C, 1.04% for Class I, 1.54% for Class R and 1.39% for Class W shares. The waiver may be terminated at any time.

Pursuant to the Investment Advisory Agreement, The FX Alpha Plus Strategy Portfolio's Investment Advisory fee is determined by calculating a base fee of 1.10% of the average daily net assets of the Portfolio and then applying a performance adjustment. The performance adjustment either increases or decreases the advisory fee, depending on how well the Portfolio has performed over the applicable performance period. The base fee is adjusted (i) upward if, during the most recent 12-month period, the Portfolio outperforms the LIBOR plus 6.00% and (ii) adjusted downward if, during the most recent 12-month period, the Portfolio underperforms LIBOR minus 6.00%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 6.00%, respectively, during the applicable period. The maximum or minimum adjustment over any 12-month period is ±0.55% of the Portfolio's average net assets over the applicable performance period. As a result, the Portfolio could pay an annualized advisory fee that ranges from 0.55% to 1.65% of the Portfolio's average daily net assets. The performance adjustment for each class of shares will be based on the performance of the Class I shares. During the first 12 months of the Portfolio's operations, the advisory fee will be charged at the base fee of 1.10% of the Portfolio's average daily net assets, with no performance adjustment made. The first calculation of the performance fee will be as of the end of the 13th month and, for the first calculation and all subsequent calculations, will be based on the performance during the 12-month period ending as of that date. There was no performance adjustment accrued in the Portfolio for the fiscal year ended October 31, 2008.

The Investment Adviser has voluntarily agreed to waive the FX Alpha Plus Strategy's total annual portfolio operating expenses (excluding the performance adjustment, distribution and/or service (12b-1) fees and brokerage fees) so that total annual portfolio operating expenses do not exceed

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

1.84% for Class A, 2.59% for Class C, 1.59% for Class I, 2.09% for Class R and 1.94% for Class W shares. The waiver may be terminated at any time.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Adviser, the Sub-Adviser provides the Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Adviser. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Adviser paid the Sub-Adviser compensation of $147,824 for FX Alpha Strategy and $855,585 for FX Alpha Plus Strategy for the period ending October 31, 2008.

3. Plan of Distribution

Shares of the Portfolios are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Administrator and Sub-Adviser. The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Portfolios will pay the Distributor a fee which is accrued daily and payable monthly at the following annual rates: (i) up to 0.25% of the average daily net assets of Class A of each Portfolio; (ii) up to 0.75% and 1.00% of the average daily net assets of Class C, for the FX Alpha Strategy Portfolio and the FX Alpha Plus Strategy Portfolio, respectively; and (iii) up to 0.50% and 0.35% of the average daily net assets of Class R and Class W shares, respectively, of each Portfolio.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.75%, 0.50% and 0.35%, of the average daily net assets, respectively, for the FX Alpha Strategy Portfolio and 0.25%, 1.0%, 0.50% and 0.35% of the average daily net assets, respectively, for the FX Alpha Plus Strategy Portfolio, will not be reimbursed by the Fund through payments in any subsequent year, except with respect to Class A and Class C, expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year.

For the year ended October 31, 2008, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.23%, 0.75%, 0.50% and 0.35%, for the FX Alpha Strategy Portfolio, respectively and 0.24%, 1.0%, 0.50% and 0.35%, respectively for the FX Alpha Plus Strategy Portfolio.

The Distributor has informed the Fund that for the year ended October 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

$30,418, $30,155, respectively for the FX Alpha Strategy Portfolio and $86,973 and $83,123, respectively, for the FX Alpha Plus Strategy Portfolio. In addition, the Portfolios received $135,705 and $828,707, respectively in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Portfolios.

4. Security Transactions and Transactions with Affiliates

The Funds invests in Morgan Stanley Institutional Liquidity Funds, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds. For the year ended October 31, 2008, advisory fees paid were reduced by $61,624 for FX Alpha Strategy and $175,474 for FX Alpha Plus Strategy, relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds. Income distributions earned by the Funds are recorded as dividends from affiliate in the Statement of Operations and totaled $1,871,989 for FX Alpha Strategy and $4,958,996 for FX Alpha Plus Strategy, for the year ended October 31, 2008. During the period ended October 31, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds aggregated $129,114,529 and $96,075,590, for FX Alpha Strategy, respectively, and $566,834,316 and $460,818,723 for FX Alpha Plus Strategy, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, Sub-Adviser and Distributor, is the Fund's transfer agent.

5. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in currency spot, forward and non-deliverable forward transactions. A currency spot contract facilitates the settlement of foreign currency denominated transactions as well as manage currency exposure. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price. Currency forwards generally may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency, where the profit or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Non-deliverable forwards allow investors to hedge or gain exposure to local currency movements of markets without actually dealing in the underlying markets.

The currency market is highly volatile. Prices in these markets are influenced by changing supply and demand for a particular currency, which can be influenced by investment and trading activities of mutual funds, hedge funds and currency funds. Currency prices may also be influenced by changes in balance of payment and trade, domestic and foreign rates of inflation, international trade restrictions and currency devaluations and revaluations as well as political events.

For hedging and investment purposes, the Fund may engage in transactions listed and over-the-counter options to manage foreign currency exposure associated with foreign currency denominated securities.

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

Forward contracts and options involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. Shares of Beneficial Interest

Transactions in shares of Beneficial Interest:

Alpha Strategy Portfolio	FOR THE YEAR ENDED OCTOBER 31, 2008		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,598,917	$28,987,659	1,082,346	$10,857,296
Reinvestment of dividends and distributions	12,049	205,322	111	1,117
Redeemed	(1,515,273)	(19,965,352)	(19,548)	(195,914)
Shares tendered from reverse stock split^^	(1,501,547)	—	—	—
Net increase (decrease) — Class A	(405,854)	9,227,629	1,062,909	10,662,499
CLASS C SHARES
Sold	1,423,358	14,887,204	824,958	8,267,544
Reinvestment of dividends and distributions	5,940	103,876	145	1,456
Redeemed	(270,053)	(4,685,076)	(75,976)	(759,958)
Shares tendered from reverse stock split^^	(1,317,354)	—	—	—
Net increase (decrease) — Class C	(158,109)	10,306,004	749,127	7,509,042
CLASS I SHARES@@
Sold	3,299,220	36,872,654	260,910	2,610,086
Reinvestment of dividends and distributions	10,177	184,499	380	3,810
Redeemed	(1,185,059)	(25,710,866)	(297)	(2,969)
Shares tendered from reverse stock split^^	(1,920,961)	—	—	—
Net increase — Class I	203,377	11,346,287	260,993	2,610,927
CLASS R SHARES@@@
Sold	9,990	100,000	—	—
Reinvestment of dividends	22	651	—	—
Shares tendered from reverse stock split^^	(6,660)	—	—	—
Net increase — Class R	3,352	100,651	—	—
CLASS W SHARES@@@
Sold	11,018	131,000	—	—
Reinvestment of dividends	24	727	—	—
Shares tendered from reverse stock split^^	(6,660)	—	—	—
Net increase — Class W	4,382	131,727	—	—
Net increase (decrease) in Fund	(352,852)	$31,112,298	2,073,029	$20,782,468

  ^  Commencement of Operations.

  ^^  As of the close of business on June 13, 2008 the Portfolio implemented a reverse stock split which resulted in a reduction of shares.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued March 31, 2008.

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

Alpha Plus Strategy Portfolio	FOR THE YEAR ENDED OCTOBER 31, 2008		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	6,721,624	$71,121,783	3,599,226	$36,018,504
Reinvestment of dividends	50,725	849,721	—	—
Redeemed	(2,755,917)	(37,634,568)	(12,122)	(120,727)
Shares tendered from reverse stock split^^	(5,282,018)	—	—	—
Net increase (decrease) — Class A	(1,265,586)	34,336,936	3,587,104	35,897,777
CLASS C SHARES
Sold	4,926,958	51,534,868	2,172,979	21,703,861
Reinvestment of dividends	21,052	398,351	—	—
Redeemed	(547,038)	(9,609,529)	(27,169)	(269,515)
Shares tendered from reverse stock split^^	(4,415,983)	—	—	—
Net increase (decrease) — Class C	(15,011)	42,323,690	2,145,810	21,434,346
CLASS I SHARES@@
Sold	3,670,891	39,711,230	268,465	2,685,674
Reinvestment of dividends	11,703	260,908	—	—
Redeemed	(866,517)	(15,139,317)	(5,117)	(50,814)
Shares tendered from reverse stock split^^	(2,167,600)	—	—	—
Net increase — Class I	648,477	24,832,821	263,348	2,634,860
CLASS R SHARES@@@
Sold	10,194	100,000	—	—
Reinvestment of dividends	27	774	—	—
Shares tendered from reverse stock split^^	(6,797)	—	—	—
Net increase — Class R	3,424	100,774	—	—
CLASS W SHARES@@@
Sold	22,497	466,799	—	—
Reinvestment of dividends	28	811	—	—
Redeemed	(5,160)	(148,879)	—	—
Shares tendered from reverse stock split^^	(6,796)	—	—	—
Net increase — Class W	10,569	318,731	—	—
Net increase (decrease) in Fund	(618,127)	$101,912,952	5,996,262	$59,966,983

  ^  Commencement of Operations.

  ^^  As of the close of business on June 13, 2008 the Portfolio implemented a reverse stock split which resulted in a reduction of shares.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued March 31, 2008.

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	ALPHA STRATEGY PORTFOLIO		ALPHA PLUS STRATEGY PORTFOLIO
	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE PERIOD AUGUST 15, 2007 THROUGH OCTOBER 31, 2007	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE PERIOD AUGUST 15, 2007 THROUGH OCTOBER 31, 2007
Ordinary income	$575,002	—	$1,379,402	—
Paid-in-capital	—	$9,500	280,619	—
Total distributions	$575,002	$9,500	$1,660,021	$0

As of October 31, 2008, the tax-basis components of accumulated earnings (losses) were as follows:
	ALPHA STRATEGY PORTFOLIO	ALPHA PLUS STRATEGY PORTFOLIO
Undistributed ordinary income	$33,086	—
Undistributed long-term gains	—	—
Net accumulated earnings	33,086	—
Capital loss carryforward	—	$(3,871,573)
Temporary differences	(153)	(401)
Net unrealized depreciation	(389,803)	(2,859,049)
Total accumulated earnings (losses)	$(356,870)	$(6,731,023)

As of October 31, 2008, FX Alpha Plus Strategy Portfolio had a net capital loss carryforward of $3,871,573, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$669,861	October 31, 2015
3,201,712	October 31, 2016

Morgan Stanley FX Series Funds

Notes to Financial Statements  ■  October 31, 2008 continued

As of October 31, 2008, both Portfolios had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts.

Permanent differences, due to foreign currency losses and nondeductible expenses for both Portfolios, resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2008:

	ACCUMULATED UNDISTRIBUTED (DIVIDENDS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
Alpha Strategy Portfolio	$(270,706)	$347,229	$(76,523)
Alpha Plus Strategy Portfolio	(917,262)	1,019,967	(102,705)

8. Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund's financial statements has not yet been determined.

9. Stock Split

As of the close of business on June 13, 2008, the Portfolios implemented a 1:3 reverse stock split. This reverse stock split effectively decreased the number of outstanding shares for each Portfolio. As a result, shareholders' accounts reflect proportionally fewer shares with a higher net asset value per share. While the number of shares declined, neither Portfolios' holdings nor the total value of shareholders' investments was affected. Per share data in the financial highlights prior to June 13, 2008, has been adjusted to give effect to this reversed stock split.

The FX Alpha Strategy Portfolio

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

	FOR THE YEAR ENDED OCTOBER 31, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.03		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.64		0.21
Net realized and unrealized loss	(0.46)		(0.12)
Total income from investment operations	0.18		0.09
Dividends and Distributions to shareholders from:
Net Investment Income	(0.37)		–
Paid-in-Capital	–		(0.06)
Total dividends and distributions	(0.37)		(0.06)
Net asset value, end of period	$29.84		$30.03
Total Return(2)	0.59%		0.25%
Ratios to Average Net Assets(3):
Expenses	1.17	%(5)	1.29	%(4)(6)
Net investment income	2.11	%(5)	3.38	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$19,659		$10,658

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 9.84% and (5.17)%.

See Notes to Financial Statements

The FX Alpha Strategy Portfolio

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.00		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.46		0.18
Net realized and unrealized loss	(0.44)		(0.15)
Total income from investment operations	0.02		0.03
Dividends and Distributions to shareholders from:
Net Investment Income	(0.23)		–
Paid-in-Capital	–		(0.03)
Total dividends and distributions	(0.23)		(0.03)
Net asset value, end of period	$29.79		$30.00
Total Return(2)	0.04%		0.13%
Ratios to Average Net Assets(3):
Expenses	1.69	%(5)	1.79	%(4)(6)
Net investment income	1.53	%(5)	2.88	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$17,654		$7,510

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 10.34% and (5.67)%.

See Notes to Financial Statements

The FX Alpha Strategy Portfolio

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$30.00		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.69		0.24
Net realized and unrealized loss	(0.41)		(0.18)
Total income from investment operations	0.28		0.06
Dividends and Distributions to shareholders from:
Net Investment Income	(0.44)		–
Paid-in-Capital	–		(0.06)
Total Dividends and Distributions	(0.44)		(0.06)
Net asset value, end of period	$29.84		$30.00
Total Return(2)	0.82%		0.26%
Ratios to Average Net Assets(3):
Expenses	0.94	%(5)	1.04	%(4)(6)
Net investment income	2.29	%(5)	3.63	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$13,909		$2,626

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 9.59% and (4.92)%.

See Notes to Financial Statements

The FX Alpha Strategy Portfolio

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008^^
	CLASS R SHARES	CLASS W SHARES
Selected Per Share Data:
Net asset value, beginning of period	$30.03	$30.03
Income (loss) from investment operations:
Net investment income(1)	0.23	0.26
Net realized and unrealized loss	(0.23)	(0.24)
Total income from investment operations	0.00	0.02
Dividends to shareholders from net investment income	(0.20)	(0.22)
Net asset value, end of period	$29.83	$29.83
Total Return(2)(5)	(0.02)%	0.05%
Ratios to Average Net Assets(3)(4)(6):
Expenses	1.38%	1.23%
Net investment income	1.31%	1.45%
Supplemental Data:
Net assets, end of period, in thousands	$100	$131

  @@@  Date shares were first issued.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

	FOR THE YEAR ENDED OCTOBER 31, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$29.82		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.51		0.18
Net realized and unrealized loss	(1.16)		(0.36)
Total loss from investment operations	(0.65)		(0.18)
Dividends and Distributions to shareholders from:
Net investment income	(0.33)		–
Paid-in-capital	(0.05)		–
Total dividends and distributions	(0.38)		–
Net asset value, end of period	$28.79		$29.82
Total Return(2)	(1.98)%		(0.80)%
Ratios to Average Net Assets(3):
Expenses	1.57	%(5)	1.84	%(4)(6)
Net investment income	1.72	%(5)	2.79	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$66,892		$35,681

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 4.81% and (0.18)%.

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$29.76		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.24		0.12
Net realized and unrealized loss	(1.11)		(0.36)
Total loss from investment operations	(0.87)		(0.24)
Dividends and Distributions to shareholders from:
Net investment income	(0.19)		–
Paid-in-capital	(0.05)		–
Total dividends and distributions	(0.24)		–
Net asset value, end of period	$28.65		$29.76
Total Return(2)	(2.71)%		(1.00)%
Ratios to Average Net Assets(3):
Expenses	2.33	%(5)	2.59	%(4)(6)
Net investment income	0.83	%(5)	2.04	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$61,098		$21,298

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 5.56% and (0.93)%.

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 30, 2008^^		FOR THE PERIOD AUGUST 15, 2007^ THROUGH OCTOBER 31, 2007^^
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$29.73		$30.00
Income (loss) from investment operations:
Net investment income(1)	0.49		0.18
Net realized and unrealized loss	(0.89)		(0.45)
Total loss from investment operations	(0.40)		(0.27)
Dividends and Distributions to shareholders from:
Net investment income	(0.38)		–
Paid-in-capital	(0.05)		–
Total dividends and distributions	(0.43)		–
Net asset value, end of period	$28.90		$29.73
Total Return(2)	(1.58)%		(0.70)%
Ratios to Average Net Assets(3):
Expenses	1.33	%(5)	1.59	%(4)(6)
Net investment income	1.66	%(5)	3.04	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$26,396		$2,628

  ^  Commencement of operations.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

  (5)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

  (6)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 4.56% and 0.07%.

See Notes to Financial Statements

The FX Alpha Plus Strategy Portfolio

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008^^
	CLASS R SHARES	CLASS W SHARES
Selected Per Share Data:
Net asset value, beginning of period	$29.43	$29.43
Income (loss) from investment operations:
Net investment income(1)	0.14	0.14
Net realized and unrealized loss	(0.59)	(0.57)
Total loss from investment operations	(0.45)	(0.43)
Dividends and Distributions to shareholders from:
Net investment income	(0.18)	(0.19)
Paid-in-capital	(0.05)	(0.05)
Total dividends and distributions	(0.23)	(0.24)
Net asset value, end of period	$28.75	$28.76
Total Return(2)(5)	(1.55)%	(1.44)%
Ratios to Average Net Assets(3)(4)(6):
Expenses	1.84%	1.77%
Net investment income	0.82%	0.82%
Supplemental Data:
Net assets, end of period, in thousands	$98	$304

  @@@  Date shares were first issued.

  ^^  On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley FX Series Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley FX Series Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley FX Series Funds (the "Fund") comprising The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio (together the "Portfolios") as of October 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios constituting the Morgan Stanley FX Series Funds as of October 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 26, 2008

Morgan Stanley FX Series Funds

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's

Morgan Stanley FX Series Funds

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley FX Series Funds

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
20 Bank Street, Canary Wharf
London, England E14 4AD

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

FXAANN
IU08-06213P-Y10/08

INVESTMENT MANAGEMENT

Morgan Stanley
FX Series Funds

Annual Report

October 31, 2008

Item 2. Code of Ethics.

(a)           The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008	Registrant		Covered Entities(1)
Audit Fees	$77,524		N/A

Non-Audit Fees
Audit-Related Fees		$(2)	$6,418,000	(2)
Tax Fees	$14,170	(3)	$881,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$14,170		$7,299,000

Total	$91,694		$7,299,000

2007	Registrant		Covered Entities(1)
Audit Fees	$50,000		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$5,041,000	(2)
Tax Fees	$7,447	(3)	$761,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$7,447		$5,802,000

Total	$57,447		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports.

•                  General updating/corrective amendments to the charter, articles of association or bylaws.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.               Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.                 We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.              We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.                 Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.           Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.                                    Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.                                    Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management proposals for higher dividend payouts.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.                                      Takeover Defenses and Shareholder Rights

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.                                      Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.                                    Executive and Director Remuneration.

1.               We generally support the following proposals:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.               We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.               Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.                                    Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.                                         Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.                                 ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.                                    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)

determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.                                    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.                                    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.                                    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley FX Series Funds

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2008